SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) April 28, 2003

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 S.E. 6th Street
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (954) 769-6000

(Former Name Or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Press Release of AutoNation, Inc., dated April 28, 2003.

99.2	AutoNation, Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2003.

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On April 28, 2003, AutoNation, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended March 31, 2003. Copies of the press release and the Company’s Quarterly Financial Data Supplement for the quarter ended March 31, 2003 are attached as exhibits hereto and are incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)

By: /s/ Jonathan P. Ferrando

Jonathan P. Ferrando Senior Vice President, General Counsel and Secretary
Dated: April 28, 2003

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INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

99.1	Press Release of AutoNation, Inc., dated April 28, 2003.

99.2	AutoNation, Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2003.

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